Exhibit 10.1

FIRST INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

THIS FIRST INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT, dated as of December 11, 2015 (this “Agreement”), by and among the undersigned lenders (each an “Incremental Term Lender” and collectively the “Incremental Term Lenders”), ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors, and BARCLAYS BANK PLC (“Barclays”), as Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 9, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of August 21, 2015, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as defined in the Credit Agreement as amended hereby), by and among the Borrower, the Lenders party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may obtain Incremental Term Loan Commitments by entering into one or more Incremental Term Loan Assumption Agreements with the Administrative Agent and one or more Incremental Term Lenders (as defined in the Credit Agreement); and

WHEREAS, Section 9.08(c)(ii) of the Credit Agreement permits the Administrative Agent and the Borrower to amend the Credit Agreement in accordance with Section 2.25 thereof without the consent of any Lender, subject to the terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Approval of Loan Documents.  Each Incremental Term Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and it is experienced in making loans of such type; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent or any of their respective affiliates and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that as of the Incremental Amendment Effective Date it is a Lender under the Credit Agreement (as amended hereby, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Amended

Credit Agreement”) and will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.                                      Commitment.  Each Incremental Term Lender hereby severally agrees to provide its respective (i) Tranche A-3 Incremental Term Loan Commitment (the “Tranche A-3 Term Loan Commitment”, and the Incremental Term Loans thereunder, each a “Tranche A-3 Term Loan”) and (ii) Tranche A-4 Incremental Term Loan Commitment (the “Tranche A-4 Term Loan Commitment”, and the Incremental Term Loans thereunder, each a “Tranche A-4 Term Loan”) as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below, on the Incremental Amendment Effective Date. For purposes of this Agreement, (i) the Tranche A-3 Term Loan Commitment and the Tranche A-4 Term Loan Commitment shall collectively be referred to as the “Incremental Term Loan Commitments” and (ii) the Tranche A-3 Term Loans and the Tranche A-4 Term Loans shall collectively be referred to as the “Incremental Term Loans”. The Incremental Term Loan Commitments shall be reduced to zero upon the earlier to occur of (i) the funding of the Incremental Term Loans and (ii) February 11, 2016 (such date in this clause (ii), the “Outside Date”).

3.                                      Applicable Margin; Maturity Date.  (a) The Applicable Margin applicable to the Tranche A-3 Term Loans and the Tranche A-4 Term Loans shall each be as set forth in the definition of “Applicable Margin” of the Amended Credit Agreement.

(b)                                 The Maturity Date of the Tranche A-3 Term Loans shall be the Tranche A-3 Term Loan Maturity Date and the Maturity Date of the Tranche A-4 Term Loans shall be the Tranche A-4 Term Loan Maturity Date, each as defined in the Amended Credit Agreement.

4.                                      Amendment to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended as follows:

a.              by amending and restating the definition of “Applicable Margin” in its entirety to read as follows:

“Applicable Margin” shall mean the Tranche A-1 Term Loan Applicable Margin, Tranche A-2 Term Loan Applicable Margin, Tranche A-3 Term Loan Applicable Margin, Tranche A-4 Term Loan Applicable Margin or Revolving Loan Applicable Margin, collectively, or any of them as context may require.  Furthermore, the Applicable Margin in respect of any Incremental Loans, Extended Loans or Credit Agreement Refinancing Indebtedness shall be the applicable percentages per annum set forth in applicable Incremental Term Loan Assumption Agreement, the applicable Extension Request or the applicable Refinancing Amendment, respectively.

b.              by amending and restating the definition of “Repricing Event” in its entirety to read as follows:

“Repricing Event” shall mean the prepayment, repricing or refinancing of all or a portion of any Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche A-3 Term Loans or Tranche A-4 Term Loans, as applicable, with the incurrence by the Borrower or any of its Restricted Subsidiaries of debt financing reducing the effective interest cost or weighted average yield (as reasonably determined by the Administrative Agent consistent with generally accepted financial practice) to less than the interest rate for or weighted average yield (as reasonably determined by the Administrative Agent on the same basis) of such Loans, including without limitation, as may be effected through any amendment relating to the interest rate for such Loans.

c.               by adding the following definitions in proper alphabetical sequence:

“First Incremental Term Loan Assumption Agreement” shall mean that certain First Incremental Term Loan Assumption Agreement, dated as of December 11, 2015, among the Incremental Term Lenders (as defined therein), the Borrower, certain subsidiaries of the Borrower party thereto and the Administrative Agent.

“Incremental A-3/A-4 Funding Date” shall have the meaning assigned to the term “Incremental Funding Date” in the First Incremental Term Loan Assumption Agreement.

“Tranche A-3 Term Lender” shall mean a Lender with a Tranche A-3 Term Loan Commitment pursuant to (and as defined in) the First Incremental Term Loan Assumption Agreement or an outstanding Tranche A-3 Term Loan.

“Tranche A-3 Term Loan” shall mean a Tranche A-3 Term Loan made by an Incremental Term Lender to the Borrower pursuant to the First Incremental Term Loan Assumption Agreement.

“Tranche A-3 Term Loan Applicable Margin” shall mean, for any day (a) with respect to Tranche A-3 Term Loans which are ABR Loans hereunder, the applicable rate per annum set forth under the heading “Applicable Margin for ABR Loans” on the Tranche A-3 Term Loan Pricing Grid which corresponds to the relevant date of determination and (b) with respect to Tranche A-3 Term Loans which are Eurodollar Loans hereunder, the applicable rate per annum set forth under the heading “Applicable Margin for Eurodollar Loans” on the Tranche A-3 Term Loan Pricing Grid which corresponds to the relevant date of determination.

“Tranche A-3 Term Loan Maturity Date” shall mean April 9, 2020.

“Tranche A-3 Term Loan Pricing Grid” shall mean the following pricing grid:

Date of determination	Applicable Margin for ABR Loans	Applicable Margin for Eurodollar Loans
Incremental A-3/A-4 Funding Date through April 8, 2016	3.10%	4.10%
April 9, 2016 through April 8, 2017	3.10%	4.10%
April 9, 2017 through April 8, 2018	2.95%	3.95%
April 9, 2018 through April 8, 2019	2.80%	3.80%
April 9, 2019 and thereafter	2.80%	3.80%

“Tranche A-4 Term Lender” shall mean a Lender with a Tranche A-4 Term Loan Commitment pursuant to (and as defined in) the First Incremental Term Loan Assumption Agreement or an outstanding Tranche A-4 Term Loan.

“Tranche A-4 Term Loan” shall mean a Tranche A-4 Term Loan made by an Incremental Term Lender to the Borrower pursuant to the First Incremental Term Loan Assumption Agreement.

“Tranche A-4 Term Loan Applicable Margin” shall mean, for any day (a) with respect to Tranche A-4 Term Loans which are ABR Loans hereunder, 3.25% and (b) with respect to Tranche A-4 Term Loans which are Eurodollar Loans hereunder, 4.25%.

“Tranche A-4 Term Loan Maturity Date” shall mean April 9, 2020.

5.                                      Amendment to Section 2.11(c) of the Credit Agreement.  Section 2.11(c) of the Credit Agreement is hereby amended by replacing the words “Closing Date” therein with the words “Incremental A-3/A-4 Funding Date” in each instance.

6.                                      Principal Payments.  (a) The Borrower shall pay to the Administrative Agent, for the account of the Tranche A-3 Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date, together with the Tranche A-3 Term Loan Maturity Date, being called a “Tranche A-3 Term Loan Repayment Date”), a principal amount of the Tranche A-3 Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 9.04(l)(vi) of the Credit Agreement) equal to the percentage of the principal amount of the Tranche A-3 Term Loans made on the Incremental Funding Date set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Tranche A-3 Term Loan Repayment Date	Percentage of the Tranche A-3 Term Loans Made on the Incremental Funding Date
December 31, 2015	0.50%
March 31, 2016	0.50%
June 30, 2016	0.50%
September 30, 2016	0.50%
December 31, 2016	0.50%
March 31, 2017	0.50%
June 30, 2017	0.75%
September 30, 2017	0.75%
December 31, 2017	0.75%
March 31, 2018	0.75%
June 30, 2018	1.25%
September 30, 2018	1.25%
December 31, 2018	1.25%
March 31, 2019	1.25%
June 30, 2019	1.25%
September 30, 2019	1.25%
December 31, 2019	1.25%
Tranche A-3 Term Loan Maturity Date	The remaining outstanding amounts

; provided that, if the Projected Contracted Capacity (calculated as of the first day of each calendar year (such year, the “Reference Year”), and determined pursuant to clause (i) of the definition of “Applicable Wood Pellet Production Facilities”) for the Reference Year and the next succeeding calendar year is less than 75%, the percentage of the principal amount of the Tranche A-3 Term Loans to be paid on each Tranche A-3 Term Loan Repayment Date during the Reference Year as set forth in the table above will, in each case, be increased by 0.50%.

(b) The Borrower shall pay to the Administrative Agent, for the account of the Tranche A-4 Term Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date, together with the Tranche A-4 Term Loan Maturity Date, being called a “Tranche A-4 Term Loan Repayment Date”), a principal amount of the Tranche A-4 Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f)) and 9.04(l)(vi) of the Credit Agreement) equal to the percentage of the principal amount of the Tranche A-4 Term Loans made on the Incremental Funding Date set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Tranche A-4 Term Loan Repayment Date	Percentage of the Tranche A-4 Term Loans Made on the Incremental Funding Date
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
Tranche A-4 Term Loan Maturity Date	The remaining outstanding amounts

7.                                      Prepayment Fees.  The Borrower agrees to pay to each Incremental Term Lender the following prepayment fees:

In the event that a Repricing Event is consummated in connection with all or any portion of the Tranche A-3 Term Loans prior to the six-month anniversary of the Incremental Funding Date, the Borrower shall pay to the Tranche A-3 Term Lenders a fee equal to 1.00% of the aggregate principal amount of the Tranche A-3 Term Loans subject to such Repricing Event.  In the event that a Repricing Event is consummated in connection with all or any portion of the Tranche A-4 Term Loans prior to the six-month anniversary of the Incremental Funding Date, the Borrower shall pay to the Tranche A-4 Term Lenders a fee equal to 1.00% of the aggregate principal amount of the Tranche A-4 Term Loans subject to such Repricing Event.

Any reference to Section 2.11(c) of the Credit Agreement in any Loan Document will be deemed to include a reference to numbered paragraph 7 of this Agreement.

8.                                      Closing Fee.  The Borrower agrees to pay to the Administrative Agent, for the ratable benefit and account of each Incremental Term Lender, a closing fee (the “Closing Fee”) in an amount equal to 1.00% of the aggregate principal amount of such Incremental Term Lender’s Tranche A-3 Term Loans and Tranche A-4 Term Loans, payable to such Incremental Term Lender out of the proceeds of its loans as and when funded on the Incremental Funding Date.

9.                                      Use of Proceeds.  The proceeds of the Tranche A-3 Term Loans and the Tranche A-4 Term Loans will be used (a) to consummate the Southampton Acquisition pursuant to Section 6.04(d) of the Credit Agreement and (b) to pay related fees and expenses.

10.                               Security.  The Tranche A-3 Term Loans and the Tranche A-4 Term Loans will be secured by the Collateral on a pari passu basis with the Tranche A-1 Term Loans, the Tranche A-2 Term Loans, the Revolving Loans and the Swing Line Loans.

11.                               Reserved.

12.                               Credit Agreement Governs.  The Tranche A-3 Term Loans and Tranche A-4 Term Loans hereunder are “Incremental Term Loans” made pursuant to Section 2.25 of the Credit Agreement and, pursuant to Section 2.25(b) of the Credit Agreement, the terms and provisions of the Tranche A-3 Term Loans and Tranche A-4 Term Loans shall, except as otherwise set forth in the Credit Agreement or in this Agreement, be identical to the terms and provisions of the Tranche A-1 Term Loans and Tranche A-2 Term Loans, respectively.  For the avoidance of doubt, the Reserve Adjusted Eurodollar Rate with respect to the Tranche A-3 Term Loans and Tranche A-4 Term Loans shall at no time be less than 1.00% per annum.  All obligations in respect of the Tranche A-3 Term Loan Commitment, Tranche A-4 Term Loan Commitment, Tranche A-3 Term Loans and Tranche A-4 Term Loans are and shall be “Obligations” pursuant to and as defined in the Credit Agreement, and are and shall be secured pursuant to the Security Documents.

13.                               Borrower’s Certifications.  By its execution of this Agreement, the Borrower hereby certifies that:

a.              The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations were true and correct in all material respects as of such earlier date;

b.              No event has occurred and is continuing or would result from the consummation of the proposed borrowing contemplated hereby that would constitute a Default or an Event of Default; and

c.               The Borrower has performed in all material respects all agreements and satisfied all conditions which the Amended Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

14.                               Borrower Covenant.  By its execution of this Agreement, the Borrower hereby covenants to make any payments required under the Credit Agreement in connection with the Tranche A-3 Term Loan Commitment and Tranche A-4 Term Loan Commitment, including, without limitation, under Sections 2.14, 2.15, 2.16, 2.20 and 9.05 thereof.

15.                               Conditions Precedent to Effectiveness. The effectiveness of this Agreement, the Incremental Term Loan Commitments of the Incremental Term Lenders and the obligations of the Incremental Term Lenders to fund the Incremental Term Loans (which funding, for the avoidance of doubt, shall be considered a Credit Event) are subject to the satisfaction of the conditions precedent set forth on Schedule B annexed hereto (the date on which all such conditions are satisfied, the “Incremental Amendment Effective Date”, and the date on which the Incremental Term Loans are funded (which shall be the same day as the Incremental Effective Date), the “Incremental Funding Date”). If the Incremental Funding Date has not occurred by the Outside Date, the Incremental Term Loan Commitments shall automatically terminate on such date.

16.                               Reaffirmations.  (a) Each Loan Party, subject to the terms and limits contained in the Amended Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Guarantee and Collateral Agreement.  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Credit Agreement effected pursuant to this Agreement.  Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and that its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

(b) Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations

(including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement), subject to the terms contained in the applicable Loan Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.

17.                               Eligible Assignee.  By its execution of this Agreement, each Incremental Term Lender represents and warrants that it is an Eligible Assignee.

18.                               Reserved.

19.                               Waiver of Notice Period.  The Administrative Agent and the Incremental Term Lenders hereby agree to waive the application of the provision set forth in Section 2.25(a)(ii) of the Credit Agreement.

20.                               Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except in accordance with Section 9.08 of the Amended Credit Agreement.

21.                               Entire Agreement.  This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

22.                               Effect of the Amendment.  On and after the Incremental Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement.  Except as expressly provided in this Agreement, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.  On and after the Incremental Amendment Effective Date, (i) this Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents and (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement.  Each Loan Party hereby ratifies and confirms that, except as specifically amended by this Agreement, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect.

23.                               GOVERNING LAW.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

24.                               Miscellaneous.  The provisions of Sections 9.11 and 9.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

25.                               Severability.  In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

26.                               Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

American AgCredit, PCA, as an Incremental Term Lender

By:	/s/ Janice T. Thede
Name:	Janice T. Thede
Title:	Vice President

Notice Address:

5560 S. Broadway, Eureka, CA 95503

Attention: Enviva Loan Servicing
Telephone: 707-445-8871
Facsimile: 707-442-1268

Signature Page to First Incremental Term Loan Assumption Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

Citibank, N.A., as an Incremental Term Lender

By:	/s/ Chidozie Ugochukwu
Name:	Chidozie Ugochukwu
Title:	Vice President

Notice Address:	1615 Brett Road, Ops III
New Castle, DE 19720

Attention: Enviva Term Loan
Telephone: (201) 472-4414
Facsimile: (646) 274-5000
Email: GLOriginationOps@citi.com

Signature Page to First Incremental Term Loan Assumption Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BARCLAYS BANK PLC, as an Incremental Term Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

Notice Address:	745 7th Ave
NY, NY 10019

Attention: May Huang
Telephone: 212-526-0787
Facsimile:

Signature Page to First Incremental Term Loan Assumption Agreement

ENVIVA PARTNERS, LP
By:	ENVIVA PARTNERS GP, LLC, as its sole general partner

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

Signature Page to First Incremental Term Loan Assumption Agreement

GUARANTORS:

ENVIVA GP, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA, LP
By:	Enviva GP, LLC, as its sole general partner

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA MATERIALS, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA PELLETS AMORY, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

Signature Page to First Incremental Term Loan Assumption Agreement

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA PELLETS PERKINSTON, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Raymond J. Kaszuba III
	Name:	Raymond J. Kaszuba III
	Title:	Vice President and Treasurer

Signature Page to First Incremental Term Loan Assumption Agreement

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

Signature Page to First Incremental Term Loan Assumption Agreement

SCHEDULE A
TO AGREEMENT

TRANCHE A-3 TERM LOAN COMMITMENTS

Name of Lender	Type of Commitment	Amount
American AgCredit, PCA	Tranche A-3 Term Loan Commitment	$10,000,000
Total:		$10,000,000

TRANCHE A-4 TERM LOAN COMMITMENTS

Name of Lender	Type of Commitment	Amount
Barclays Bank PLC	Tranche A-4 Term Loan Commitment	$20,000,000
Citibank, N.A.	Tranche A-4 Term Loan Commitment	$6,500,000
Total:		$26,500,000

SCHEDULE B
TO AGREEMENT

CONDITIONS PRECEDENT TO THE INCREMENTAL AMENDMENT EFFECTIVE DATE

1.                                      Execution of this Agreement.  The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, each other Loan Party and the Incremental Term Lenders party hereto, each of which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified.

2.                                      Payment of Fees and Expenses.  All costs, fees, expenses (including, without limitation, legal fees and expenses and expenses associated with syndication of the Incremental Term Facilities and the preparation, negotiation, execution and delivery of the Engagement Letter dated August 24, 2015 among the Borrower and Barclays (the “Engagement Letter”), the Loan Documents and due diligence of the Borrower, its subsidiaries and the transactions contemplated hereby payable to the Lead Arranger (as defined in the Engagement Letter), the Administrative Agent or the Incremental Term Lenders shall have been paid.  All other costs, fees, expenses (including the Closing Fee and the Arrangement Fee (as defined in the Engagement Letter)) and other compensation contemplated by the Credit Agreement and the Engagement Letter shall, upon the initial borrowing of the Incremental Term Loans, have been, or will be substantially simultaneously, paid to the extent due.

3.                                      Southampton Acquisition.  The Permitted Drop-Down Acquisition constituting the Southampton Acquisition shall have been consummated or will be consummated substantially concurrently with the funding of the Tranche A-3 Term Loans and Tranche A-4 Term Loans.  The Administrative Agent shall be reasonably satisfied that the Borrower has complied with the following conditions: (i) the material terms and conditions of the Southampton Acquisition have been approved by the Conflicts Committee; (ii) at the time of such acquisition, (x) the Southampton Wood Pellet Production Facility has achieved Commercial Operation and (y) both immediately before and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing; (iii) the Projected Contracted Capacity for the thirty six-month period beginning on the date on which such acquisition occurs is at least 85% (determined pursuant to clause (i) of the definition of “Applicable Wood Pellet Production Facilities”) (and the Borrower shall have delivered a certificate of a Responsible Officer certifying as to the foregoing and containing reasonably detailed calculations in support thereof, in form reasonably satisfactory to the Administrative Agent); (iv) at the time of such acquisition, the Southampton Subsidiary shall have no Indebtedness other than Indebtedness permitted under Section 6.01(j) of the Credit Agreement (which Indebtedness may not be secured by any Liens other than Liens permitted under Section 6.02(x) of the Credit Agreement); and (v) the Borrower and any Restricted Subsidiary shall comply, and shall cause any acquired entity to comply, or has made provisions reasonably satisfactory to the Administrative Agent for compliance, with the applicable provisions of Section 5.13 of the Credit Agreement and the Security Documents within the periods provided for therein.

4.                                      Financial Covenant Compliance.  The Borrower shall be in Financial Covenant Compliance after giving effect on a pro forma basis to the incurrence of the Tranche A-3 Term Loans and Tranche A-4 Term Loans, assuming for the purpose of this calculation that the proceeds of such Tranche A-3 Term Loans and Tranche A-4 Term Loans are not treated as Unrestricted Cash for such purpose.

5.                                      Borrowing Notice.  The Administrative Agent shall have received a fully executed and delivered notice of borrowing as required by Section 2.03 of the Credit Agreement (which, (a) in the case of a Eurodollar borrowing, shall be delivered no later than two Business Days prior to the Incremental Amendment Effective Date and (b) in the case of an ABR borrowing, shall be delivered no later than one Business Day prior to the Incremental Amendment Effective Date).

6.                                      Secretary’s Certificate.  The Administrative Agent shall have received with respect to the Borrower and each other Loan Party (i) Organizational Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or jurisdiction of its incorporation, formation or organization, where applicable, and certified by a Secretary or Assistant Secretary of such Loan Party to be true and complete as of the Incremental Amendment Effective Date, and a certificate as to the good standing of such Loan Party in such jurisdiction; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party substantially in the form delivered previously pursuant to the Credit Agreement, dated the Incremental Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement, limited partnership agreement or bylaws, as applicable, or, in the case of the Borrower, the LP Agreement, as in effect on the Incremental Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) authorizing the execution, delivery and performance of this Agreement and, as to the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, formation or organization, as applicable, of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

7.                                      Solvency Certificate.  The Administrative Agent shall have received a Solvency Certificate signed by a Financial Officer, substantially in the form delivered previously pursuant to the Credit Agreement, certifying that the Borrower and its Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated hereby, Solvent.

8.                                      Closing Certificate. The Administrative Agent shall have received a certificate substantially in the form of Exhibit R to the Credit Agreement signed by a Responsible

Officer of the Borrower as to the matters set forth in clauses (b) and (c) of Section 4.01 of the Credit Agreement;

9.                                      Legal Opinion. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Issuing Banks and the Lenders, the favorable written opinion of Vinson & Elkins LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, dated the Incremental Amendment Effective Date and addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders.

10.                               Representations and Warranties.  The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Incremental Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall be true and correct in all material respects as of such earlier date.

11.                               No Default or Event of Default.  At the time of and immediately after giving effect to the Credit Event occurring on the Incremental Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

12.                               Patriot Act, Etc.  The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, at least five (5) days prior to the Incremental Amendment Effective Date that has been reasonably requested by any Lender at least ten (10) days in advance of the Incremental Amendment Effective Date.

13.                               Mortgage Modification Requirements.  The Collateral Agent shall have received from the applicable Loan Parties, with respect to each Mortgaged Property specified on Schedule C annexed to this Agreement, the following documents and instruments:

(i)             a Mortgage Modification, duly authorized and executed, in proper form for recording in the recording office of each jurisdiction where such Mortgaged Property that is currently encumbered by a Mortgage is situated, in favor of the Collateral Agent, for the benefit of the Secured Parties, together with such other instruments as shall be necessary or appropriate (in the reasonable judgment of the Collateral Agent) to continue to create a Lien under applicable law, all of which shall be in form and substance reasonably satisfactory to the Collateral Agent, which Mortgage Modification and other instruments shall be effective to maintain a first priority Lien on such Mortgaged Property, as the case may be, subject to no Liens other than Permitted Encumbrances and shall be prior and superior in right to any other Person other than with respect to Permitted Priority Encumbrances, in each case, applicable to such Mortgaged Property;

(ii)          fully paid modification and date-down endorsements to the Mortgage Policies, to the extent available in the applicable jurisdiction, insuring the Mortgages as modified by the Mortgage Modifications to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, other than Permitted Encumbrances;

(iii)       such affidavits, certificates, information and/or instruments of indemnification as may be reasonably acceptable to the title companies issuing the endorsements to the Mortgage Policies in order to issue the applicable endorsements to the Mortgage Policies in accordance with item (ii) above;

(iv)      evidence of flood insurance required by Section 5.02(c) of the Credit Agreement, in form and substance reasonably satisfactory to Administrative Agent;

(v)         all such other items as shall be necessary in the reasonable opinion of counsel to the Administrative Agent to continue to create a valid and perfected first priority mortgage Lien on such Mortgaged Property, subject only to Permitted Encumbrances; and

(vi)      opinions of local counsel for the Loan Parties in states in which the Mortgaged Properties are located, with respect to the enforceability and validity of the Mortgages as modified by the Mortgage Modifications and any related fixture filings in form and substance reasonably satisfactory to the Administrative Agent.

SCHEDULE C
TO AGREEMENT

MORTGAGED PROPERTIES

Name of Debtor/Grantor	Address/City/State/Zip Code	Filing Office

Enviva Pellets Amory, LLC	205 Martin Luther King Blvd Amory, MS 38821	Monroe County Chancery Clerk

Enviva Pellets Northampton, LLC	874 Lebanon Church Road Garysburg, NC 27831	Northampton Register of Deeds

Enviva Port of Chesapeake, LLC	1213 Victory Blvd. Chesapeake, VA 23323	City of Chesapeake Circuit Court Clerk; City of Portsmouth Circuit Court Clerk

Enviva Pellets Ahoskie, LLC	142 NC Route 561 East Ahoskie, NC 27910	Hertford County Register of Deeds

Enviva Pellets Cottondale, LLC	2500 Green Circle Pkwy Cottondale, FL 32431	Jackson County Clerk of Court